Exhibit 99.1

FOR IMMEDIATE RELEASE

INVENTURE FOODS, INC. ISSUES VOLUNTARY RECALL OF ITS

FRESH FROZEN™ VEGETABLES AND SELECT JAMBA® “AT HOME” SMOOTHIE KITS BECAUSE OF POSSIBLE HEALTH RISK

PHOENIX, April 23, 2015 — Inventure Foods, Inc. has issued a voluntary recall of certain varieties of its Fresh Frozen™ line of frozen vegetables, as well as select varieties of its Jamba “At Home” line of smoothie kits, due to the finding of Listeria monocytogenes, in its Jefferson, GA facility.  Listeria is an organism that can cause infections in young children, frail or elderly people, and others with weakened immune systems. Although healthy individuals may suffer only short-term symptoms such as high fever, severe headache, stiffness, nausea, abdominal pain and diarrhea, listeria infection can cause miscarriages and stillbirths among pregnant women.

To date, there are no known illnesses linked to consumption of Fresh Frozen IQF frozen vegetables or Jamba “At Home” smoothies. However, Inventure Foods has decided to err on the side of utmost caution and issue a voluntary recall because Listeria monocytogenes was identified within the facility.

The Company urges anyone who has purchased a product listed below to not consume it and to instead return the package to the store where it was purchased for a full refund. If consumers have additional questions, representatives will be available 24/7 at 866-890-1004; via email at info@inventurefoods.com or visit InventureFoods.com/Information/FrozenRecall for the latest updates.

The Company said, “Please be assured that we are committed to producing the highest quality products — and our top priority is the health and safety of consumers. It is with this commitment that we have initiated this voluntary recall as a precautionary measure and are working closely with the FDA to proactively remedy the situation.”

The Fresh Frozen products being recalled are distributed to retail outlets, including food service accounts, mass merchandise stores and supermarkets in Alabama, Arizona, Arkansas, Florida, Georgia, Illinois, Indiana, Kansas, Kentucky, Louisiana, Maryland, Michigan, Mississippi, Nebraska, North Carolina, Ohio, Oklahoma, South Carolina, Tennessee, Texas, Virginia, West Virginia and Wisconsin.

The Jamba “At Home” smoothies’ products being recalled are distributed to retail outlets, including mass merchandise stores and supermarkets east of the Mississippi River. Only specific Jamba “At Home” branded products are involved in this recall.  No other Jamba® branded products are affected.

The products being recalled are identified below:

Fresh Frozen Vegetable Products

UPC	FF ITEM	PACK
CODE	NUMBER	SIZE	DESCRIPTION

0-86069-20000-1	102	6/2#	SPEC. BUTTER BEANS
0-86069-50000-2	105	4/5#	SPEC. BUTTER BEANS
0-86069-20010-0	112	6/2#	BABY LIMA BEANS
0-86069-50010-1	115	4/5#	BABY LIMA BEANS
0-86069-20020-9	124	6/2#	CUT GREEN BEANS
0-86069-50020-0	125	4/5#	CUT GREEN BEANS
0-86069-20340-8	132	6/2#	ITALIAN GREEN BEANS
0-86069-50340-9	135	4/5#	ITALIAN GREEN BEANS
0-86069-20030-8	203	6/2#	CROWDER PEAS
0-86069-50030-9	205	4/5#	CROWDER PEAS
0-86069-20040-7	212	6/2#	BLACKEYE PEAS
0-86069-50040-8	215	4/5#	BLACKEYE PEAS
0-86069-20041-4	222	6/2#	PURPLE HULL PEAS
0-86069-50041-5	225	4/5#	PURPLE HULL PEAS
0-86069-20050-6	242	6/2#	FIELD PEAS W/SNPS
0-86069-50050-7	245	4/5#	FIELD PEAS W/SNPS
0-86069-20060-5	252	6/2#	BUTTER PEAS
0-86069-20005-6	256	6/2#	BUTTER BEANS
0-86069-20016-2	144	12/24 oz	FORDHOOK LIMA BEANS
0-86069-20061-2	262	6/2#	GREEN PEAS
0-86069-50060-6	265	4/5#	GREEN PEAS
0-86069-20290-6	272	6/2#	GREEN PEAS W/CARROTS
0-86069-50290-7	275	4/5#	GREEN PEAS W/CARROTS
0-86069-20042-1	283	6/2#	ZIPPER PEAS
0-86069-20032-2	295	6/2#	WHITE ACRE PEAS
0-86069-20070-4	303	6/2#	CUT OKRA
0-86069-50240-2	305	4/5#	CUT OKRA
0-86069-20350-7	312	6/2#	BABY WHOLE OKRA
**** NO UPC	315	4/5#	BABY WHOLE OKRA
0-86069-20075-9	323	6/2#	BREADED OKRA
0-86069-50075-0	325	4/5#	BREADED OKRA
0-86069-20100-8	402	6/2#	CUT YELLOW CORN
0-86069-50100-9	405	4/5#	CUT YELLOW CORN
**** NO UPC	421	96 CT	3” CORN ON COB
0-86069-20200-5	422	6/2#	3” CORN ON COB
0-86069-50250-1	425	4/5#	3” CORN ON COB
0-86069-20102-2	432	6/2#	SHOEPEG CORN
0-86069-50102-3	435	4/5#	SHOEPEG CORN
0-86069-20300-2	502	6/2#	SLICED YELLOW SQUASH
0-86069-50300-3	505	4/5#	SLICED SQUASH
0-86069-20270-8	510	6/2#	BREADED SQUASH
0-86069-20310-3	522	6/2#	SLICED ZUCCHINI
0-86069-20510-5	531	6/2#	CHOPPED VIDALIA ONIONS & SQUASH
0-86069-20500-6	542	6/2#	CHOPPED VIDALIA ONIONS
0-86069-20295-1	603	6/2#	SLICED CARROTS

**** NO UPC	604	20#	SLICED CARROTS
0-86069-20355-2	659	6/2#	BRUSSEL SPROUTS
0-86069-20140-4	703	6/2#	CUT BROCCOLI
0-86069-50140-5	705	4/5#	CUT BROCCOLI
0-86069-20141-1	708	6/2#	BROCCOLI FLORETS
**** NO UPC	762	12/2#	DICED CELERY
0-86069-25071-6	774	6/2#	MUSTARD GREENS
0-86069-25040-2	776	6/2#	IQF COLLARDS
0-86069-25050-1	777	6/2#	IQF TURNIP GREENS
0-86069-25060-0	778	6/2#	IQF TURNIP GREENS W/R
0-86069-25090-7	779	6/2#	IQF CHOPPED SPINACH
**** NO UPC	792	12/2#	DICED ONIONS
**** NO UPC	795	12/2#	DICED RED PEPPER
**** NO UPC	798	12/2#	DICED GREEN PEPPER
0-86069-50080-4	805	4/5#	MIXED VEGETABLES
0-86069-20080-3	806	6/2#	MIXED VEGETABLES
0-86069-20014-8	813	6/2#	PREMIUM CALIFORNIA BLEND
0-86069-20011-7	814	6/2#	CALIFORNIA BLEND
0-86069-50011-8	815	4/5#	CALIFORNIA BLEND
0-86069-20330-9	826	6/2#	SUMMER BLEND
0-86069-20150-3	833	6/2#	VEGETABLE GUMBO
0-86069-20160-2	836	6/2#	VEGETABLE SOUP MIX W/TOMATOES
0-86069-21270-7	842	6/2#	STEW MIX
0-86069-20280-7	852	6/2#	STIR FRY BLEND
0-86069-20285-2	862	6/2#	ITALIAN BLEND
0-86069-20425-2	866	6/2#	FAJITA BLEND
0-86069-20400-9	877	6/2#	TEJANO BLEND
0-86069-20405-4	882	6/2#	JALISCO BLEND
0-86069-20432-0	897	4/5#	SEASONING BLEND
0-86069-20430-6	898	6/2#	SEASONING BLEND
0-86069-20170-1	856	6/2#	COUNTRY BLEND
0-86069-10180-3	90199	12/1#	WHOLE STRAWBERRIES
0-86069-10260-2	91199	12/1#	WHOLE BLACKBERRIES
0-86069-10190-2	92199	12/1#	SLICED PEACHES
0-86069-10500-9	952	24/12 oz	BLUEBERRIES
0-86069-10230-5	971	18/12 oz	TRIPLE BERRY BLEND
0-86069-20120-6	1002	6/2#	YAM PATTIES
0-86069-20112-1	1570	8/28 oz	SWEET POTATO CUTS
0-86069-50265-5	1582	4/5#	BOIL BLEND
0-86069-95015-9	4022	12/12 CT	SOUTHERN STYLE BISCUITS
0-86069-95020-3	4031	12/12 CT	CHEESE BISCUITS
0-86069-95040-1	4061	12/12 CT	BUTTER BISCUITS
0-86069-11200-7	S124	12/12oz	CUT GREEN BEANS
0-86069-11210-6	S262	12/12oz	GREEN PEAS
0-86069-11230-4	S402	12/12oz	CUT YELLOW CORN
0-86069-11260-1	S708	12/10oz.	BROCCOLI FLORETS

0-86069-11270-0	S806	12/12oz	MIXED VEGETABLES
0-86069-11275-5	S814	12/10oz.	CALIFORNIA BLEND
0-86069-11280-9	S826	12/12oz	SUMMER BLEND
0-86069-11290-8	S862	12/10oz.	ITALIAN BLEND
0-86069-20001-8	10299	12/1#	Speckled Butter Beans
0-86069-20012-4	11299	12/1#	Baby Lima Beans
0-86069-20021-6	12499	12/1#	Cut Green Beans
0-86069-20341-5	13299	12/1#	Italian Green Beans
0-86069-20043-8	21299	12/1#	Blackeye Peas
0-86069-20051-3	24299	12/1#	Field Peas w/ Snaps
0-86069-20006-3	25699	12/1#	Butter Beans
0-86069-20063-6	25299	12/1#	Butter Peas
0-86069-20071-1	30399	12/1#	Cut Okra
0-86069-20351-4	31299	12/1#	Baby Whole Okra
0-86069-20076-6	32399	12/1#	Breaded Okra
0-86069-20101-5	40299	12/1#	Cut Yellow Corn
0-86069-20301-9	50299	12/1#	Sliced Yellow Squash
0-86069-10530-6	543	18/ 12 oz	Chopped Vidalia Onions
0-86069-20296-8	60399	12/1#	Sliced Carrots
0-86069-20356-9	65999	12/1#	Brussel Sprouts
0-86069-20142-8	70399	12/1#	Broccoli Cuts
0-86069-25070-9	77499	12/1#	Mustard Greens
0-86069-20081-0	80699	12/1#	Mixed Vegetables
0-86069-20013-1	81499	12/1#	California Blend
0-86069-20151-0	83399	12/1#	Vegetable Gumbo
0-86069-20431-3	89899	12/1#	Seasoning Blend
0-86069-21271-4	84299	12/1#	Stew Mix
0-86069-25041-9	77680	12/1#	Collard Greens
0-86069-25051-8	77780	12/1#	Turnip Greens
0-86069-25061-7	77899	12/1#	Turnip Greens w/Diced Turnips
0-86069-25091-4	7791	18/12 oz	Chopped Spinach

Jamba At Home Smoothie Kits

The products affected have best by dates from 18 Mar 2016 through 17 Oct 2016 with code dates from 72644AH01 through 71075AH01.

Code Format:

7= JEFFERSON, Production codes starting with 8 are not included in the recall

Jamba At Home Smoothie Products

UPC	JAMBA ITEM	PACK		PRODUCTION	“BEST BY
CODE	NUMBER	SIZE	DESCRIPTION	CODE	DATE”
8-84038-85098-7	85098	8/8oz	Strawberries Wild	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85100-7	85100	8/8oz	Razzmatazz	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85099-4	85099	8/8oz	Mango-A-Go-Go	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85168-7	85168	8/8oz	Orange Dream Machine	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85169-4	85169	8/8oz	Caribbean Passion	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85102-1	85102	8/8oz	Green Fusion	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85167-0	85167	8/8oz	Red Fusion	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016
8-84038-85166-3	85166	8/8oz	Blue Fusion	72644AH01 thru 71075AH01	18 Mar 2016 thru 17 Oct 2016

About Inventure Foods, Inc.

With manufacturing facilities in Arizona, Indiana, Washington, Oregon and Georgia, Inventure Foods, Inc. (Nasdaq: SNAK) is a marketer and manufacturer of specialty food brands in better-for-you and indulgent categories under a variety of Company owned and licensed brand names, including Boulder Canyon FoodsTM, Jamba®, Seattle’s Best Coffee®, Rader Farms®, TGI FridaysTM , Nathan’s Famous®, Vidalia Brands®, Poore Brothers®, Tato Skins®, Willamette Valley Fruit CompanyTM, Fresh FrozenTM and Bob’s Texas Style®.  For further information about Inventure Foods, please visit www.inventurefoods.com.

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